Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/13/95 02:59 pm
 Investor Reporting System  v2.3     Monthly Statement            06/95 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                  FCARC               Investor
                                         ------------------- -------------------
   Beginning Principal Receivables        $4,996,088,197.50   $3,200,000,000.00
    Current Floating Allocation Pct.            60.95698432%        39.04301568%

   Total Adjusted Principal Collections   $1,953,821,540.14   $1,607,873,195.76

   Principal Default Amounts                     $27,498.50          $17,612.82
    As a Percentage of Collections               0.00140742%         0.00109541%

   Monthly Principal Amortized                                            $0.00

   Ending Principal Receivables           $4,910,008,655.92   $3,200,000,000.00
    New Floating Allocation Pct.                60.54258219%        39.45741781%

  Interest Collections                   FCARC               Investor
                                         ------------------- -------------------
   Total Interest Collections                $47,174,452.57      $30,215,288.90
 -------------------------------------------------------------------------------

  Early Amortization Triggered?                              Yes              No
                                                             ---              --
   1.  Breach of covenants or agreements made in the                           x
       PSA and uncured for 45 days
   2.  Breach of any representation or warranty made                           x
       in the PSA and uncured for 60 days
   3.  Bankruptcy, insolvency or receivership of FMCC,                         x
       FCARC, or Ford
   4.  FCARC is an investment company within the                               x
       meaning of the ICA of 1940
   5.  Failure of FCARC to convey Receivables pursuant                         x
       to the PSA
   6.  Available Subordinated Amount has been reduced                          x
       to less than the Required Subordinated Amount
   7.  Servicer Default has occurred                                           x
   8.  Average monthly payment rate for past three                             x
       periods is less than 20%
   9.  Used vehicle percentage exceeds 10% for two                             x
       collection periods
  10.  Interest rate swap is terminated in accordance                          x
       with its terms
  11.  Outstanding principal amount of the certificates                        x
       is not repaid by the expected payment date
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/13/95 02:59 pm
 Investor Reporting System  v2.3     Monthly Statement            06/95 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                                      Trust Total
                                                             -------------------
   Beginning Principal Receivables                            $8,196,088,197.50
    Current Floating Allocation Percentage                         100.00000000%

   Total Adjusted Principal Collections                       $3,561,694,735.90
    Payment Rate                                                          43.46%
    Principal Collections                                     $3,226,470,001.78
    Principal Collection Adjustments                            $331,714,298.35
    Principal Collections for Status Dealer Accounts              $3,510,435.77

   Principal Default Amounts                                         $45,111.32
    As a Percentage of Collections                                   0.00126657%

   Aggregate New Principal Receivables                        $3,475,660,305.64

   Ending Principal Receivables                               $8,110,008,655.92
    New Floating Allocation Percentage                             100.00000000%

  Interest Collections                                       Trust Total
                                                             -------------------
   Total Interest Collections                                    $77,389,741.47
    Interest Collections                                         $77,356,390.15
    Interest Collections for Status Dealer Accounts                  $33,351.32
    Recoveries on Receivables Written Off                                 $0.00

   Monthly Yield                                                          11.33%

   Used Vehicle Principal Receivables Balance                    $85,095,383.90
                                                                           1.05%

  Status Dealer Accounts                                     Trust Total
                                                             -------------------
   Beginning Balance                                             $16,791,578.99
    Principal Collections                                         $3,510,435.77
    Principal Write Offs                                             $45,111.32
    Interest Collections                                             $33,351.32
   Ending Balance                                                $13,236,031.90

  Subordination and Participation                            Trust Total
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
    Overconcentration Amount                                              $0.00
    Installment Amount                                                    $0.00
    Other Ineligible Amounts                                              $0.00
   Available Subordinated Amount                                $355,555,555.56
   Required Subordinated Amount                                 $355,555,555.56

   Required Participation  4.00%                                $148,000,000.00
   Required Participation and Subordinated Amount               $503,555,555.56
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/13/95 02:59 pm
 Investor Reporting System  v2.3     Monthly Statement            06/95 Activity
 -------------------------------------------------------------------------------
   Current Participation Amount                               $4,910,008,655.92
    Current Participation Percentage                                     975.07%
   Current Participation Shortfall                                        $0.00

   Available Seller Collections                               $2,000,995,992.71
   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                           $1,494,559.72
   Available Seller Collections to FCARC                      $1,999,501,432.99
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/13/95 02:59 pm
 Investor Reporting System  v2.3     Monthly Statement            06/95 Activity
 -------------------------------------------------------------------------------
  Series Allocations                                         1992-1
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          12.20094240%

   Total Adjusted Principal collections                         $434,560,323.18
   Principal Default Amounts                                          $5,504.01
   Total Interest Collections                                     $9,442,277.78

  Source and Use of Funds                                    1992-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $9,442,277.78
    Investment and Net Swap Proceeds                                $439,275.59
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $13,381,553.37

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     6.8750%
    Days in Interest Period                                                  30
   Current Interest Due                                           $5,729,166.67
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $5,729,166.67
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                $5,504.01
   Current Investor Default Amount Paid                               $5,504.01
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $3,313,549.36

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/13/95 02:59 pm
 Investor Reporting System  v2.3     Monthly Statement            06/95 Activity
 -------------------------------------------------------------------------------
  Subordination and Participation                            1992-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $34,375,000.02
   Interest Payment Date?                                                      Y
   Cum. Net Trust Swap Receipts not req. to be paid                       $0.00
   Interest Payment Amount Due                                   $34,375,000.02
   Interest Payment Amount Paid                                  $34,375,000.02
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1992-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                        $34.37500002
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                              $34.37500002
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/13/95 02:59 pm
 Investor Reporting System  v2.3     Monthly Statement            06/95 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1992-2
                                                             -------------------
   Certificates                                                 $700,000,000.00
    Current Floating Allocation Percentage                           8.54065968%

   Total Adjusted Principal collections                         $304,192,226.22
   Principal Default Amounts                                          $3,852.80
   Total Interest Collections                                     $6,609,594.45

  Source and Use of Funds                                    1992-2
                                                             -------------------
    Investor Interest Funding Account Balance                     $6,609,594.45
    Investment and Net Swap Proceeds                                $545,802.73
    Reserve Fund Balance                                          $2,800,000.00
   Total Investor Collections and Reserve Fund                    $9,955,397.18

    Certificates Outstanding                                    $700,000,000.00
    Certificate Rate                                                     7.3750%
    Days in Interest Period                                                  30
   Current Interest Due                                           $4,302,083.33
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $4,302,083.33
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $583,333.33
   Servicing Fees Paid                                              $583,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $2,800,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                $3,852.80
   Current Investor Default Amount Paid                               $3,852.80
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,266,127.72

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/13/95 02:59 pm
 Investor Reporting System  v2.3     Monthly Statement            06/95 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1992-2
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                 $77,777,777.78
   Required Subordinated Amount                                  $77,777,777.78

   Required Participation  4.00%                                 $28,000,000.00
   Required Participation and Subordinated Amount               $105,777,777.78

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $2,800,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $12,906,249.99
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                       $0.00
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1992-2
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/13/95 02:59 pm
 Investor Reporting System  v2.3     Monthly Statement            06/95 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1992-3
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          12.20094240%

   Total Adjusted Principal collections                         $434,560,323.18
   Principal Default Amounts                                          $5,504.01
   Total Interest Collections                                     $9,442,277.78

  Source and Use of Funds                                    1992-3
                                                             -------------------
    Investor Interest Funding Account Balance                     $9,442,277.78
    Investment and Net Swap Proceeds                               ($695,041.36)
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $12,247,236.42

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     5.6250%
    Days in Interest Period                                                  30
   Current Interest Due                                           $4,687,500.00
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $4,687,500.00
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                $5,504.01
   Current Investor Default Amount Paid                               $5,504.01
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $3,220,899.08

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/13/95 02:59 pm
 Investor Reporting System  v2.3     Monthly Statement            06/95 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1992-3
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $14,062,500.00
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                       $0.00
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1992-3
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/13/95 02:59 pm
 Investor Reporting System  v2.3     Monthly Statement            06/95 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1994-1
                                                             -------------------
   Certificates                                                 $500,000,000.00
    Current Floating Allocation Percentage                           6.10047120%

   Total Adjusted Principal collections                         $434,560,323.18
   Principal Default Amounts                                          $2,752.00
   Total Interest Collections                                     $4,721,138.89

  Source and Use of Funds                                    1994-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $4,721,138.89
    Investment and Net Swap Proceeds                                $864,345.05
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                    $9,085,483.94

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     6.4200%
    Days in Interest Period                                                  32
   Current Interest Due                                           $5,706,666.67
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                    $537,291.66
   Current Interest Paid                                          $6,243,958.33
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                            ($1,494,559.72)

   Current Investor Default Amount Due                                $2,752.00
   Current Investor Default Amount Paid                               $2,752.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                                   $0.00

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/13/95 02:59 pm
 Investor Reporting System  v2.3     Monthly Statement            06/95 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1994-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                 $55,555,555.56
   Required Subordinated Amount                                  $55,555,555.56

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount                $95,555,555.56

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                           $1,494,559.72

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                               $500,000,000.00
   Principal Funding Account Balance                          $1,000,000,000.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   0.000000000000

   Interest Funding Account Balance                              $16,228,333.33
   Interest Payment Date?                                                      Y
   Cum. Net Trust Swap Receipts not req. to be paid                       $0.00
   Interest Payment Amount Due                                   $16,228,333.33
   Interest Payment Amount Paid                                  $16,228,333.33
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1994-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                        $16.22833333
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                              $16.22833333